UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2022

CLUBHOUSE MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-140645	99-0364697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, D517

Las Vegas, Nevada 89103

(Address of principal executive offices) (Zip code)

(702) 479-3016

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Hoey Appointment as Chief Financial Officer

On May 27, 2022, the Board of Directors of Clubhouse Media Group, Inc. (the “Company”) appointed Scott Hoey as the Company’s Chief Financial Officer, effective immediately.

Mr. Hoey, age 36, has served as the Company’s Treasurer since May 2021. From June 2018 to April 2021, he served as Vice President of Acquisitions of West of Hudson Properties. From November 2014 to May 2018, Mr. Hoey served as a Financial Services Representative at TD Bank, N.A. From May 2011 to October 2014 he served as a Personal Banker at Bank of America, N.A. He earned his Bachelor’s Degree in Business Administration with a concentration in Management and Marketing from Montclair State University.

The Company has agreed to pay Mr. Hoey an annual base salary of $109,200.

Kaplun Resignation

On May 27, 2022, Dmitry Kaplun resigned as the Company’s Chief Financial Officer, principal financial officer and principal accounting officer, effective immediately. Mr. Kaplun resigned for personal reasons and in order to pursue other opportunities, and will continue to provide consulting services to the Company for at least 90 days

Termination and Release Agreement

In connection with Mr. Kaplun’s resignation, the Company entered into a Termination and Release Agreement, dated as of May 27, 2022, by and between the Company and Mr. Kaplun (the “Termination Agreement”). Pursuant to the terms of the Termination Agreement, the parties to the Termination Agreement agreed to terminate the Executive Employment Agreement, dated as of October 7, 2021, by and between the Company and Mr. Kaplun.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the Termination Agreement, filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Redemption Agreement

Also in connection with Mr. Kaplun’s resignation, the Company entered into a Redemption Agreement, dated as of May 27, 2022, by and between the Company and Mr. Kaplun (the “Redemption Agreement”). Pursuant to the terms of the Redemption Agreement, the Company agreed to purchase from Mr. Kaplun 29,412 shares of the Company’s common stock owned by Mr. Kaplun in exchange for $1.00.

The foregoing description of the Redemption Agreement is qualified in its entirety by reference to the Redemption Agreement, filed as Exhibit 10.2 hereto, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 27, 2022, the Company issued a press release announcing the appointment of Mr. Hoey and the resignation of Mr. Kaplun. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Termination and Release Agreement, dated as of May 27, 2022, by and between the registrant and Dmitry Kaplun.
10.2	Redemption Agreement, dated as of May 27, 2022, by and between the registrant and Dmitry Kaplun.
99.1	Press release issued by the registrant on May 27, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 27, 2022	CLUBHOUSE MEDIA GROUP, INC.

	By:	/s/ Amir Ben-Yohanan
Amir Ben-Yohanan
Chief Executive Officer